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                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 13, 2002
                                                 -----------------------------


                        CTC COMMUNICATIONS GROUP, INC.
               (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                   0-27505                            04-3469590
      -------------------------          -----------------------------------
       (Commission File Number)          (I.R.S. Employer Identification No.)


                 220 BEAR HILL ROAD, WALTHAM, MASSACHUSETTS 02451
                (Address of Principal Executive Offices) (Zip Code)


                                   (781) 466-8080
                (Registrant's Telephone Number, Including Area Code)


                                   NOT APPLICABLE
           (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS.

            As previously reported in a Current Report on Form 8-K filed on October 7, 2002, CTC Communications Group Inc. (the "Registrant") and its main operating subsidiary, CTC Communications Corporation, announced a voluntary Chapter 11 filing (the "Bankruptcy Case") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Registrant continues to operate its business as a "debtor in possession" in accordance with the applicable provisions of the Bankruptcy Code.

            While the Bankruptcy Case is proceeding, Registrant is required to provide monthly operating reports (the "Monthly Reports") to the Office of the United States Trustee and file such reports with the Bankruptcy Court. The Monthly Reports provide an ongoing record of assets and liabilities of Registrant's estate, along with a record of cash receipts and disbursements. Registrant's Monthly Reports may be obtained at the Bankruptcy Court's website, www.deb.uscourts.gov. To view the documents on the Bankruptcy Court's website, you will need to obtain a "Pacer" password. Please see the Bankruptcy Court's website for instructions on how to obtain such a password and the related charges.

            In anticipation of and following the filing of the Bankruptcy Case, Registrant significantly reduced its workforce, management, and administrative staff. Due to Registrant's lack of financial and physical resources, Registrant is currently unable to file its annual and quarterly reports with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "34 Act Reports") and expects to remain unable to file its 34 Act Reports for the duration of the Bankruptcy Case.

            Registrant encourages investors to review the Monthly Reports available on the Bankruptcy Court's website but cautions investors not to place undue reliance upon the information contained in the Monthly Reports. The Monthly Reports contain unaudited information and may be subject to future adjustment or reconciliation. There can be no assurance that the Monthly Reports are complete from the perspective of an investor. The Monthly Reports also contain information for periods different from those required in the Company's 34 Act Reports. The financial information reflected in the Monthly Reports may not be indicative of the Registrant's financial condition or operating results for the period reflected in the Company's financial statements or in its 34 Act Reports.

            The Monthly Reports may contain statements that relate to future plans, events or performance and, as such, are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including the ability to continue to operate, obtain needed capital, including any required consents of lenders, lessors, and preferred stockholders and any necessary restructuring of indebtedness, the attainment of EBITDA positive, free cash flow and net income positive results, improved margins, network and fiber deployment plans and schedules, revenue growth, resale customer movement to the network, network applications and services development and deployment, financial results, operating metrics expectations, reduced operating costs, and the effects of the current economic conditions. Investors are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Registrant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made or reflect circumstances, events or results after the date hereof.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 13, 2002.


                                       CTC COMMUNICATIONS GROUP INC.


                                       By:  /s/ John Pittenger
                                            -----------------------------------
                                            John Pittenger
                                            Chief Financial Officer